UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported)                     June 13, 2007
Cooper Industries, Ltd.
(Exact Name of Registrant as Specified in its Charter)

1-31330 (Commission File Number)	Bermuda (State or Other Jurisdiction of Incorporation)	98-0355628 (IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas (Address of Principal Executive Offices)		77002 (Zip Code)
713/209-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
On June 13, 2007, Cooper US, Inc., a Delaware corporation (“Cooper US”), Cooper Industries, Ltd., a Bermuda exempted company (the “Company”), Cooper B-Line, Inc., a Delaware corporation (“B-Line”), Cooper Bussmann, Inc., a Delaware corporation (“Bussmann”), Cooper Crouse-Hinds, LLC, a Delaware limited liability company (“Crouse”), Cooper Lighting, Inc., a Delaware corporation (“Lighting”), Cooper Power Systems, Inc., a Delaware corporation (“Power”), and Cooper Wiring Devices, Inc., a New York corporation (“Wiring” and, together with B-Line, Bussman, Crouse, Lighting and Power, the “Subsidiary Guarantors” and, together with the Company, the “Guarantors”) entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with the underwriters named therein with respect to the issue and sale by Cooper US of $300,000,000 aggregate principal amount of 6.10 % senior unsecured notes due 2017 (the “Notes”), which Notes will be fully and unconditionally guaranteed by the Guarantors (the “Guarantees” and, together with the Notes, the “Securities”). On June 14, 2007, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, the Company filed with the Commission a Prospectus Supplement to its global shelf registration statement on Form S-3 dated June 13, 2007 (Registration No. 333-143688) relating to the offering of the Securities. Exhibits 1.1, 4.1, 4.2, 5.1, 5.2, 23.1 and 23.2 to this Form 8-K relating to the offering of the Securities are hereby incorporated into such Registration Statement by reference.
Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On June 13, 2007, a committee duly authorized by the Board of Directors of Cooper US authorized the creation of senior debt designated as Cooper US’s 6.10% Senior Notes due 2017. The Notes will be issued under an indenture among Cooper US, the Company and Deutsche Bank Trust Company Americas, as Trustee, and a first supplemental indenture among Cooper US, the Company, the subsidiary guarantors named therein and the Trustee, forms of which are attached as Exhibit 4.1 and Exhibit 4.2 hereto.
Item 9.01     Financial Statements and Exhibits

Exhibits:

1.1	Underwriting Agreement dated June 13, 2007, among Cooper US, Inc., Cooper Industries, Ltd., the other guarantors party thereto, and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of several underwriters.

4.1	Form of Indenture among Cooper US, Inc., Cooper Industries, Ltd. and Deutsche Bank Trust Company Americas, as Trustee.

4.2	Form of First Supplemental Indenture among Cooper US, Inc., Cooper Industries, Ltd., the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee.

5.1	Opinion of Fulbright & Jaworski L.L.P.

5.2	Opinion of Appleby.

23.1	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1 to this Form 8-K).

23.2	Consent of Appleby (included in Exhibit 5.2 to this Form 8-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD. (Registrant)
Date: June 15, 2007	/s/ Terrance V. Helz
Terrance V. Helz
Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibits:

1.1	Underwriting Agreement dated June 13, 2007, among Cooper US, Inc., Cooper Industries, Ltd., the other guarantors party thereto, and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of several underwriters.

4.1	Form of Indenture among Cooper US, Inc., Cooper Industries, Ltd. and Deutsche Bank Trust Company Americas, as Trustee.

4.2	Form of First Supplemental Indenture among Cooper US, Inc., Cooper Industries, Ltd., the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee.

5.1	Opinion of Fulbright & Jaworski L.L.P.

5.2	Opinion of Appleby.

23.1	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1 to this Form 8-K).

23.2	Consent of Appleby (included in Exhibit 5.2 to this Form 8-K).